Exhibit 10.32

CARROLS RESTAURANT GROUP, INC.

FORM OF AMENDMENT NO. 1 TO

REGISTRATION AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION AGREEMENT, is made as of November [•], 2006 (this “Amendment”), by and among Carrols Restaurant Group, Inc. (f/k/a Carrols Holdings Corporation), a Delaware corporation (the “Company”), and the Persons listed on Schedule A attached hereto (collectively referred to herein as the “Stockholders”, and each as a “Stockholder”).

BACKGROUND

A. The Company and the Stockholders entered into that certain Registration Agreement, dated as of March 27, 1997 (the “Registration Agreement”).

B. In anticipation of, and as an integral step to the completion of, the Company’s initial public offering (the “IPO”) of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), as described in its Registration Statement on Form S-1 (Registration No. 333-137524) initially filed with the U.S. Securities and Exchange Commission on September 22, 2006 and as amended thereafter (the “Registration Statement”), the Company and the Stockholders desire to amend the Registration Agreement in the manner set forth below.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Agreement. As used herein, the term “Time of Closing” means the time as of which the underwriters for the IPO shall have paid for all of the shares of Common Stock that they are obligated to purchase pursuant to the related underwriting agreement, excluding any shares that the underwriters may have an option to purchase pursuant to the over-allotment option.

Section 2. Amendment to Section 2(e) of the Registration Agreement. Effective as of the Time of Closing (as defined below) of the IPO, Section 2(e) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Reserved.”

Section 3. Amendment to Section 3(b) of the Registration Agreement. Effective as of the Time of Closing of the IPO, Section 3(b) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Reserved.”

Section 4. Amendment to Section 5(b) of the Registration Agreement. Effective as of the date hereof, Section 5(b) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

“(b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion of behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration; provided, however, that the Company shall directly pay on behalf of or reimburse Madison Dearborn Capital Partners, L.P. and Madison Dearborn Capital Partners II, L.P. and its affiliates an amount not to exceed $60,000 for all of their legal fees and expenses incurred in preparation for and in connection with the IPO and the documentation thereof; the Company will also directly pay on behalf of or reimburse BIB Holdings (Bermuda), Ltd., and its affiliates, an amount not to exceed $100,000 for all of its reasonable legal fees and expenses incurred in preparation for and in connection with the IPO and the documentation thereof.”

Section 5. Amendment to Section 9(b) of the Registration Agreement. Effective as of the Time of Closing of the IPO, Section 9(b) of the Registration Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Reserved.”

Section 6. Other Registrable Securities. For purposes of clarification, it is hereby acknowledged and agreed that the term “Other Registrable Securities” as defined in Section 8 of the Registration Agreement shall also mean and include the 1,979,621 shares of Common Stock acquired, effective as of May 3, 2005 after giving effect to the 11.288-for-1 forward stock split to be effected in connection with the IPO, by any Management Holder (or his Family Group) in exchange for the cancellation and termination of outstanding options to purchase shares of Common Stock held by any such Management Holder (or his Family Group), as more fully described in the Registration Statement.

Section 7. Miscellaneous.

7.1. Effect of Amendment. Except as specifically modified by this Amendment, the Registration Agreement remains in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Company or of the Stockholders under the Registration Agreement, or constitute a waiver of any provision of the Registration Agreement, except as specifically set forth herein. All

2

references to the “Agreement” in the Registration Agreement shall be deemed references to the Agreement as amended by this Amendment.

7.2. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

7.3. Incorporation of Provisions from Agreement. The terms and provisions of Sections 9(d), (h) and (j) of the Registration Agreement are incorporated herein by reference as if set forth herein in their entirety, substituting “Amendment” for “Agreement” each place such defined term appears therein, except that copies of any notices sent to the Company under Section 9(j) of the Registration Agreement shall be sent to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022-2585

Attention: Wayne A. Wald, Esq. and Evan L. Greebel, Esq.

7.4. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and the Stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

3

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CARROLS RESTAURANT GROUP, INC.

By:
Name: Title:

MADISON DEARBORN CAPITAL PARTNERS, L.P.

By:	Madison Dearborn Partners, L.P.

Its:	General Partner

By:	Madison Dearborn Partners, Inc.

Its:	General Partner

By:
Name: Title: Managing Director

MADISON DEARBORN CAPITAL PARTNERS II, L.P.

By:	Madison Dearborn Partners II, L.P.

Its:	General Partner

By:	Madison Dearborn Partners, Inc.

Its:	General Partner

By:
Name: Title: Managing Director

BIB HOLDINGS (BERMUDA), LTD.

By:
Name: Title:

ALAN VITULI

DANIEL T. ACCORDINO

JOSEPH A. ZIRKMAN

Schedule A

Schedule of Stockholders

BIB Holdings (Bermuda), Ltd.

c/o Bahrain International Bank (E.C.)

Al Salam Tower

P.O. Box 5016

Manama, Kingdom of Bahrain

Attn.: Adeyemi O. Sonuga, Chief Financial Officer

Madison Dearborn Capital Partners, L.P.

Three First National Plaza

Suite 3800

Chicago, IL 60602

Attn.: Benjamin D. Chereskin and Robin P. Selati

Madison Dearborn Capital Partners II, L.P.

Three First National Plaza

Suite 3800

Chicago, IL 60602

Attn.: Benjamin D. Chereskin and Robin P. Selati

Alan Vituli

c/o Carrols Holdings Corporation

968 James Street

Syracuse, NY 13203

Daniel T. Accordino

c/o Carrols Holdings Corporation

968 James Street

Syracuse, NY 13203

Joseph A. Zirkman

c/o Carrols Holdings Corporation

968 James Street

Syracuse, NY 13203